UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2005

Refco Group Ltd., LLC

Refco Finance Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-119701	52-2169014
Delaware	333-119701-23	20-1400416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Financial Center
200 Liberty Street, Tower A
New York, New York		10281
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 693-7000

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

The press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 are incorporated by reference into this Item 1.01.  The attached press releases disclose the existence of a prior material affiliate transaction with an entity controlled by Phillip Bennett, the President, Chief Executive Officer and Chairman of Refco Inc. and Refco Group Ltd., LLC.

Item 2.02.    Results of Operations and Financial Conditions

The press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 are incorporated by reference into this Item 2.02.  The attached press releases disclose information about the results of operations and financial condition of Refco Inc., Refco Group Ltd., LLC, Refco Finance Inc. and their affiliates.

In addition, the press releases disclosed that in light of the investigation by the Audit Committee of Refco Inc., each of Refco Inc., Refco Group Ltd., LLC and Refco Finance Inc. will likely delay the filing of its Quarterly Report on Form 10-Q for the quarterly period ended August 31, 2005, due on October 17, 2005.  At this time, it cannot be estimated when the Fiscal 2006 second quarter 10-Q filings will be made.

Item 4.02.    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 are incorporated by reference into this Item 4.02.  The attached press releases disclose that, after consultation by the Audit Committee of Refco Inc. with its independent accountants, Refco Inc. determined, on October 9, 2005, that its financial statements as of, and for the periods ending, February 28, 2002, February 28, 2003, February 29, 2004, February 28, 2005 and May 31, 2005, taken as a whole, for each of Refco Inc., Refco Group Ltd., LLC and Refco Finance Inc. should no longer be relied upon.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 are incorporated by reference into this Item 5.02.  The attached press releases disclose that, at the request of the Board of Directors of Refco Inc., Mr. Bennett, the President and Chief Executive Officer of Refco Inc. and Refco Group Ltd., LLC, has taken a leave of absence.  William M. Sexton, who recently announced his impending resignation as Executive Vice President and Chief Operating Officer of Refco Inc. and Refco Group Ltd., LLC, will remain with Refco Inc. and has been appointed as Chief Executive Officer of Refco Inc. Joseph J. Murphy, Chief Executive Officer of Refco Global Futures and President of Refco, LLC, has been appointed President of Refco Inc. and Refco Capital Markets, Ltd.  Also at the request of the Board of Directors of Refco Inc., Santo C. Maggio, President and Chief Executive Officer of Refco Securities, LLC and Refco Capital Markets, Ltd., has taken a leave of absence.  Peter McCarthy has been appointed President of Refco Securities, LLC.

Item 7.01.    Regulation FD Disclosure

The press releases disclosing various items are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated by reference into this Item 7.01.

Item 9.01.    Financial Statements and Exhibits

(c)  Exhibits

99.1 Press Release, dated October 10, 2005.

99.2 Press Release, dated October 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Refco Group Ltd., LLC

Date: October 11, 2005	By:	/s/	Dennis A. Klejna
	Name:		Dennis A. Klejna
	Title:		Executive Vice President,
General Counsel and
Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Refco Finance Inc.

Date: October 11, 2005	By:	/s/	Dennis A. Klejna
	Name:		Dennis A. Klejna
	Title:		Secretary